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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2001

TCF Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)
801 Marquette Avenue, Mail Code EX0-03-A, Minneapolis, Minnesota 55402 (Address of principal executive offices)

(612) 661-6500
(Registrant's Telephone Number)

Item 9. Regulation FD Disclosure

    Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by Mr. William A. Cooper, Chairman and Chief Executive Officer, or other senior officers. This information includes selected financial and operational information through the fourth quarter of 2000 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP). Most, but not all, of the selected financial information furnished herein is derived from the Company's consolidated financial statements and related footnotes prepared in accordance with GAAP and management's decision and analysis included in the Company's reports on Form 10-K and 10-Q. The Company's annual financial statements are subject to independent audit. Certain financial information has not been prepared in accordance with GAAP. Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

    The presentation is also available on the Company's website at www.tcfexpress.com. TCF Financial Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

Reflecting on a Decade of Progress

1.) Corporate Profile

At December 31, 2000

  *
  $11.2 billion bank headquartered in Minnesota; 38th largest* bank in the U.S. based on market cap
  *
  352 branches, including 213 full-service supermarket branches (4th largest in U.S.); 1,384 ATMs, 987 off-site; 1.1 million checking accounts; 1.1 million debit cards (16th largest U.S issuer)
  *
  EPS +18%, 1 year total return +83%, annual total return +42% since 1990
  *
  Repurchased 3.2 million shares in 2000, and 14.9 million shares since January 1998 or 16% of shares outstanding (net of reissued)
*
Source: American Banker, December 31, 2000

2.) Corporate Profile

At December 31, 2000

  *
  Bank Branches located in five mid-western states
Traditional	139	Colorado	12
Supermarket	213	Illinois	168

Total	352	Michigan	56

		Minnesota	84
		Wisconsin	32

3.) Corporate Philosophy

  *
  TCF banks everybody, including middle and lower income customers
  *
  TCF is one of the few banks in the U.S. that is expanding top-line revenue growth through de novo expansion (opened 164 new branches in last 3 years) and by the introduction of new products and services
  *
  TCF competes by offering convenient services (open 7 days a week, 360+ days/year, supermarket branches, ATMs, phone banking, Internet banking, etc.)
  *
  TCF emphasizes Power Business Lines that create and grow Power Assets® and Power Liabilities®

4.) Commercial Lending +25%*

	12/91	12/92	12/93	12/94	12/95	12/96	12/97	12/98	12/99	12/00
	($ millions)
Commercial Business	87.4	78.4	89.4	100.4	167.9	157.1	240.2	289.1	351.4	410.4
Commercial Real Estate	729.1	676.8	687.2	634.8	967.8	858.2	859.9	811.4	1,073.5	1,371.9

Total	817	755	777	735	1,136	1,015	1,100	1,101	1,425	1,782

    As originally reported

*
Twelve-month growth rate

5.) Commercial Loans

As of December 31, 2000

  *
  Commercial Real Estate—$1,372 million, 24% apartment loans

  *
  Commercial Business—$410 million

  *
  Only 4.29% of outstanding loans are shared national credits, all in market, all current

  *
  Yield 8.74%

  *
  Over-30-day delinquency rate .32%

  *
  Net recovery .05%

  *
  CRE location mix 87% Midwest, 13% Other

  *
  Approximately 96.5% secured

6.) Consumer Home Equity Lending + 10%*

	Loan to value ($ millions)
	12/91	12/92	12/93	12/94	12/95	12/96	12/97	12/98	12/99	12/00
80% or less	N/A	N/A	N/A	N/A	N/A	N/A	N/A	970.2	949.0	988.5
Over 80-90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	453.5	570.6	648.2
Over 90-100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	48.5	398.9	486.5
Over 100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	54.0	56.5	45.6

Total	654	722	759	875	1,113	1,294	1,520	1,526	1,975	2,169

    As originally reported

*
Twelve-month growth rate

N/A Not available

7.) Consumer Home Equity Loans

As of December 31, 2000

  *
  Consumer home equity loans and lines of credit 47% variable rate and 53% fixed rate

  *
  68% are closed-end loans

  *
  Yield 10.18%

  *
  Over-30-day delinquency rate .88%

  *
  Net charge-offs .16%

  *
  Average current loan to value 77%

  *
  Average FICO score 691

  *
  Average debt to income 36%

8.) TCF CommandLine Card

  *
  Launched card in September 1999

  *
  Targeted to new and existing credit line customers

  *
  Higher-yielding product—Power Assets®

  *
  Contributes to EFT revenues

  *
  Taps unused credit lines

9.) Leasing and Equipment Finance +74%*

	12/96	12/97	12/98	12/99	12/00
	($ millions)
Winthrop	0	369	399	418	357
TCF Leasing	0	0	0	75	499

Total Loans and Leases	0	369	399	493	856

    As originally reported

*
Twelve-month loan/lease growth rate

10.) Leasing and Equipment Finance

December 31, 2000

  *
  Purchased Winthrop Resources Corporation—specializing in business-equipment leasing in June 1997

  *
  Launched TCF Leasing, Inc.—specializing in general equipment leasing in September 1999

  *
  Backlog increased by 33% since 12/31/99 to $165.6 million at 12/31/00

  *
  Residuals as a % of portfolio are 4% (excluding leveraged leases) vs. industry average range from 10-20%*

  *
  Over 30-day delinquency rate 1.83%

  *
  Net charge-offs .33%

*
Source: ELA Survey, 2/22/2000

11.) Net Charge-Offs

	1996	1997	1998	1999	2000
Net Charge-offs ($ millions)	15.9	17.9	25.9	26.4	3.9
Net Charge-offs (Excluding Auto) ($ millions)	6.0	4.1	6.1	5.2
NPAs/Loans & Leases	.89%	.84%	.69%	.45%	.55%

12.) Credit Quality

As of December 31, 2000

  *
  Reserves up $10.9 million from year end.
  *
  Net charge-off to average loans .05%, 2nd Best of the Top 50 *
  *
  Non-performing assets to loans and leases .55%
  *
  Over 30-day delinquency rate .69%

Residential Real Estate	0.46%
Corporate	0.32%
Consumer	0.93%
Leasing	1.83%
*
Source: Keefe, Bruyette & Woods, Inc., September 30, 2000

13.) Retail Distribution Growth +4%*

	12/91	12/92	12/93	12/94	12/95	12/96	12/97	12/98	12/99	12/00
Supermarket Branches (213)	20	20	27	27	38	48	63	160	195	213
Traditional Branches (139)	58	60	106	106	147	148	158	151	143	139

Total	78	80	133	133	185	196	221	311	338	352

*
Twelve-month growth rate

14.) Supermarket—Fee Income Growth +29%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions)
First Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.8	17.4	23.3
Second Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.2	21.6	28.5
Third Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.7	23.1	30.0
Fourth Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.8	24.6	30.2

Total	3	4	10	12	14	16	22	53	87	112

*
Twelve-month growth rate

N/A Not Available

15.) Supermarket—Deposit Growth +30%*

	12/91	12/92	12/93	12/94	12/95	12/96	12/97	12/98	12/99	12/00
Deposits ($1,074) ($ millions)	85	100	198	215	267	304	379	618	826	1,074
Number of Supermarket Branches (213)	20	20	27	27	38	48	63	160	195	213
*
Twelve-month deposit growth rate

16.) Supermarket Consumer Loans +21%*

	12/95	12/96	12/97	12/98	12/99	12/00
Consumer Loans ($ millions)	68	75	88	108	193	233
*
Twelve-month loan growth rate

17.) Supermarket Banking

December 31, 2000

  *
  4th largest supermarket branch franchise in America * with 213 branches

  *
  Fee income up 29%; Deposits up 30%; Consumer loans up 21%

  *
  2.73% average rate on deposits, fees are 10% of total supermarket deposits

*
SNL Securities

18.) Debit Cards +47%*

	Debit Card Revenue
	1996	1997	1998	1999	2000
	($ millions)
First Quarter		0.3	1.9	3.5	6.0
Second Quarter		0.7	2.7	4.8	7.1
Third Quarter		1.1	3.0	5.3	7.5
Fourth Quarter		1.6	3.5	5.9	8.1

Total		3.7	11.1	19.5	28.7

# Cards (000's)	3	602	774	929	1,057
  *
  Twelve-month revenue growth rate

19.) Debit Card

  *
  16th largest U.S. Visa debit card issuer *

  *
  4.2 million average transactions per month in 2000

  *
  38.6 million phone minutes awarded in 2000

  *
  Outperformed peer group in 3 areas:

	TCF	Peer Group*
Penetration	72.8%	68.8%
Activation	50%	49%
Transactions/mo.	10.7	8.5
*
Source: Visa, at September 30, 2000

20.) Debit Card and ATM Revenue Growth +16%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions)
First Quarter	3.1	3.0	3.2	3.9	4.1	4.9	6.3	10.1	14.4	17.4
Second Quarter	3.0	3.3	3.4	4.0	4.6	5.1	7.3	12.6	16.9	19.9
Third Quarter	2.9	3.2	3.5	4.1	5.0	5.5	8.4	13.5	18.0	20.9
Fourth Quarter	2.8	3.2	3.5	4.1	4.7	6.0	8.8	14.3	17.8	19.9

Total	12	13	14	16	18	21	31	51	67	78

*
Twelve-month growth rate

21.) TCF Express Phone Card

  *
  Launched in February 2000

  *
  Customers earn free long-distance minutes from MCI WorldCom every time they make a purchase totaling $10 or more using their free TCF Check Cards

  *
  Increased activation and usage rate on debit cards

  *
  Additional free service to customers

22.) Money Manager Preferred Account

  *
  Designed to meet needs of high-end customers

  *
  Competitive money market interest rates

  *
  Money Manager Preferred Card acts like a credit card rather than a traditional debit card

  *
  Purchases are accumulated throughout the month and posted at one time

  *
  Increased fee revenues

  *
  Piloted in Illinois, full roll-out expected in 2001

23.) ATMs

December 2000

  *
  1,384 ATMs in the Midwest: 397 on-site, 987 off-site

  *
  3.3 million transactions per month at TCF ATMs (39% non-TCF deposit customers)

  *
  1.0 million TCF customer transactions per month at non-TCF ATMs

  *
  1.2 million ATM cards outstanding of which 1.1 million are debit cards

24.) Number of Checking Accounts +10%*

	12/92	12/93	12/94	12/95	12/96	12/97	12/98	12/99	12/00
Bank Branches	337	439	443	527	546	605	614	628	640
Free Small Business Checking					8	23	39	53	63
Supermarket Branches	51	71	83	95	115	144	260	351	428

Total	388	510	526	622	669	772	913	1,032	1,131

Rate	0.81%	0.65%	0.65%	0.51%	0.45%	0.45%	0.22%	0.21%	0.20%
*
Twelve-month checking account growth rate

25.) Fee Revenue Per Retail Checking Account +13%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
Fee Revenue per Retail Checking Account ($)	106	115	114	109	111	118	124	143	168	190
As originally reported
*
Twelve-month growth rate

26.) Diluted EPS Growth +18%*

	1991	1992	1993**	1994	1995**	1996***	1997	1998	1999	2000
	($)
First Quarter	0.14	0.20	0.20	0.25	0.27	0.36	0.40	0.43	0.44	0.51
Second Quarter	0.14	0.22	0.24	0.28	0.32	0.37	0.42	0.45	0.49	0.59
Third Quarter	0.16	0.25	0.24	0.31	0.34	0.38	0.43	0.42	0.52	0.59
Fourth Quarter	0.17	0.31	0.24	0.32	0.35	0.39	0.43	0.46	0.55	0.66

Total	0.61	0.99	0.92	1.16	1.29	1.51	1.69	1.76	2.00	2.35

Cash EPS	0.84	1.07	0.95	1.18	1.31	1.53	1.73	1.88	2.10	2.44

    As originally reported

  *
  EPS growth rate ('00 vs. '99)

  **
  Before merger-related charges

  ***
  Before FDIC special assessment

27.) Net Income +12%*

	1991	1992	1993**	1994	1995**	1996***	1997	1998	1999	2000
	($ millions)
First Quarter	4.3	8.1	9.8	12.2	20.2	26.3	33.0	39.9	37.3	40.7
Second Quarter	4.5	9.0	11.9	13.9	23.4	26.7	34.9	40.2	41.0	46.7
Third Quarter	4.9	9.9	12.1	15.5	24.4	27.0	37.2	36.6	42.8	46.7
Fourth Quarter	5.3	12.6	12.1	15.8	25.5	27.4	39.9	39.5	45.0	52.2

Total	19	40	46	57	94	107	145	156	166	186

Cash Net Income	26	43	48	59	95	109	149	167	174	194

    As originally reported

  *
  Net income growth rate ('00 vs. '99)

  **
  Before merger-related charges

  ***
  Before FDIC special assessment

28.) Net Interest Income

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions)
First Quarter	27.8	31.4	44.3	45.7	75.6	84.5	90.1	109.2	104.8	106.8
Second Quarter	29.4	35.3	47.1	49.6	79.3	85.9	92.6	107.3	106.7	110.2
Third Quarter	29.7	35.1	46.7	54.5	81.5	85.8	99.9	104.6	106.6	110.7
Fourth Quarter	29.8	37.2	46.3	55.3	82.8	84.0	111.0	104.7	106.1	110.8

Total	117	139	184	205	319	340	394	426	424	439

As originally reported

29.) Fees and Other Revenues +18%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions)
First Quarter	16.7	19.4	23.1	24.6	27.3	30.9	41.0	53.3	63.9	73.0
Second Quarter	19.4	20.6	25.3	25.4	29.1	33.5	45.8	58.5	68.4	82.4
Third Quarter	17.7	20.3	27.7	26.6	30.7	34.8	50.2	66.0	72.1	85.6
Fourth Quarter	19.4	20.2	27.5	26.0	32.7	36.8	51.6	64.7	74.8	88.1

Total	73	81	104	103	120	136	189	243	279	329

As originally reported

3.03% of Average Assets in 2000

43% of Total Revenues 2000

*
Twelve-month revenue growth rate

30.) TCF Growth Strategies

Traditional Branches	Supermarket Banking	New Card Products
Commercial Lending	Supermarket Consumer Lending	Discount Brokerage
Consumer Lending	Debit Cards	Small Business Banking
Mortgage Lending	Leasing & Equipment Finance	Debt Waiver
Insurance Products
ATM's	Internet Banking
Campus Banking
Core Business	Emerging Business	Strategic Initiatives

31.) New Businesses

  *
  Discount Brokerage

  *
  De novo

  *
  Cross selling and account growth opportunities

  *
  Expanded fee income generation

  *
  Launch date in first half of 2001

  *
  Small Business Banking

  *
  Loans up to $150,000

  *
  Totally Free Small Business Checking Accounts

  *
  Business debit card

32.) New Businesses

  *
  Debt waiver

  *
  Piloted in Colorado and Michigan

  *
  Another source of fee revenue

  *
  Insurance Products

  *
  Single premium life insurance product

  *
  Began selling summer 2000

33.) How We Are Doing

Financial
Highlights

34.) Financial Highlights

	2000	1999	Change
Top-Line Revenue (in millions)	$767.3	$703.4	9%
Provision (in millions)	$14.8	$16.9	(13)%
Expenses (in millions)	$462.5	$452.8	2%
Gains on Sales (in millions)	$12.8	$24.0	(47)%
Net Income (in millions)	$186.2	$166.0	12%
Diluted Earnings per Share	$2.35	$2.00	18%
ROA	1.72%	1.61%	11 bps
RORTE	26.71%	25.17%	154 bps
Diluted Cash Earnings per Share	$2.44	$2.10	16%
Cash ROA	1.79%	1.69%	10 bps
Cash RORE	22.40%	20.79%	161 bps

35.) Power Profits

	2000
Average Balance ($ in millions)	Balance	Income*
Commercial Lending	$1,563	$16,562
Consumer Lending	2,297	26,418
Leasing and Equipment Finance	651	23,050
Mortgage Banking	62	1,171

Total Power Assets®	$4,573	$67,201

Traditional Branches (139)	$5,736	$77,765
Supermarket branches (213)	952	9,780

Total Power Liabilities®	$6,688	$87,545

Equity		$27,872

Total Power Businesses		$182,618

% of Total		94.2%
*
Profit center cash net income ($ in thousands)

36.) TCF vs. Top 50 Banks*

    September 30, 2000

	TCF	Top 50 Banks Average
ROA	1.66%	1.26%
	TCF	Top 50 Banks Average
ROCE	22.23%	16.6%
*
Represents the fifty largest banks in the U.S. based on asset size at 9/30/00

Source: Keefe, Bruyette & Woods Securities, SNL Securities, Bigcharts.com and Yahoo.com

37.) TCF vs. Top 50 Banks*

    September 30, 2000

	TCF	Top 50 Banks Average
YTD Net Interest Margin	4.36%	3.81%
	TCF	Top 50 Banks Average
YTD Diluted EPS Growth	16.6%	2.5%
*
Represents the fifty largest banks in the U.S. based on asset size 9/30/00

Source: Keefe, Bruyette & Woods Securities, SNL Securities, Bigcharts.com and Yahoo.com

38.) How TCF Compares

    September 30, 2000

	TCF	Top 50*	WFC	FITB	FSR	NCBC
P/E **	19.0x	15.0x	22.0x	24.2x	12.5x	16.6x
YTD ROA	1.66%	1.25%	1.86%	1.94%	1.69%	1.63%
YTD ROE	22.23%	17.15%	18.54%	19.80%	19.64%	19.92%
EPS Change	16.6%	2.5%	12.54%	15.26%	21.88%	14.29%
YTD Diluted EPS	$1.76	$1.53	$1.89	$1.33	$0.96	$0.59

WFC = Wells Fargo & Co.
FITB = Fifth Third Bancorp (OH)
FSR = Firstar Corp.
NCBC = National Commerce Bancorp.

*
Top 50 Median

**
Based on trailing four quarters diluted EPS, December 31, 2000

Source: SNL Securities, Thompson Financial

39.) Cautionary Statement

    This investor presentation contains "forward-looking" statements, such as TCF's philosophy. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF's loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties. The investor presentation provides data as of the end of the fourth quarter 2000 (December 31, 2000). From time-to-time, we may add information, but the financial information will generally be updated only quarterly, and thus the data will not disclose current quarter information. Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP). Investors should consult TCF's Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

40.)

NYSE: TCB

Glossary of Financial Terms

Cash Net Income

    Net income excluding goodwill charges (on an after-tax basis).

Cash Earnings Per Common share (Cash EPS)

    Cash Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted Cash EPS).

Cash Return on Average Assets (Cash ROA)

    Annualized Cash Net Income divided by average total assets for the period.

Cash Return on Average Realized Common Equity (Cash ROE)

    Annualized Cash Net Income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Fee Revenue Per Retail Checking Account

    Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

    Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

    Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Profit Center Cash Net Income

    Cash Net Income for specific profit divisions as determined for management reporting purposes including all allocations and transfer-pricing conventions deemed appropriate/reasonable by management and subject to modification over time.

Return on Average Assets (ROA)

    Annualized net income divided by average total assets for the period.

Return on Average Realized Common Equity (RORE)

    Annualized net income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

    Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Tangible Equity

    Total stockholders' equity less goodwill and deposit based intangibles.

Top-Line Revenue

    Net interest income plus Fees and Other Revenues.

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

    Dated: February 1, 2001

TCF FINANCIAL CORPORATION
By:	/s/ NEIL W. BROWN Neil W. Brown Its Executive Vice President Chief Financial Officer and Treasurer

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TCF Financial Corporation Reflecting on a Decade of Progress